DREYFUS MUNICIPAL BOND FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Municipal Bond Fund, Inc. for the six-month period ended February 28, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 4.84%,* and an annualized tax-free distribution rate per share of 5.03%.**
The Economy
    The economy grew at a 3.8% rate in 1997, the strongest performance since 1988. So far, the slowdown anticipated from the Asian financial crisis last fall has not materialized. The trade deficit reached a nine-year high last year, a result of the strong U.S. economy rather than any reduction in exports. It is widely anticipated that the slowdown in economic activity in Asia will cause our trade deficit to widen further this year, which could act as a drag on economic growth. There could be positive effects from such a domestic slowdown since it might help control inflation if U.S. manufacturers are unable to raise prices in the face of declining demand for exports. Also, it might further stay the hand of the Federal Reserve Board (the "Fed") from raising interest rates since production cutbacks could cool the robust labor market and dampen potentially inflationary wage increases. It is worth noting that January 1998 marked the first month since October 1996 that industrial production failed to rise. While a one-month statistic is not a trend, it is a possible indication of a developing Asian effect on our economy.
    Inflation at the consumer level remained comfortably below 2% over the past 12 months. Producer price inflation was nonexistent over the same period, a continuation of the trend of falling wholesale prices that was established at the beginning of last year. Sharp gains in worker productivity have so far easily exceeded increases in wages and hours worked, thus negating the inflationary consequences of rising labor costs; however, we may be nearing an inflection point when productivity gains become outpaced by compensation demands, at which time unit labor costs begin to rise. The potential inflationary effects of increasing labor costs have been of particular concern to Fed Chairman Alan Greenspan. Meanwhile, growth in new jobs continued strong over the reporting period and the unemployment rate remained near its 25-year low.
    There are a few extremely preliminary indications that the economy may be cooling. Consumer borrowing slowed last year, increasing just 4.7%, compared to rises of 6.9% and 14.2% in 1996 and 1995. This could be a reaction of consumers burdened with heavy debt loads who had the financial ability to operate their personal budgets on a less leveraged basis. Furthermore, a reluctance to borrow may become a reluctance to spend, and that could slow the economy. Consumers play a key role in determining the course of economic activity since their spending accounts for two-thirds of national output. The modest growth of retail sales since mid-1997 suggests some retrenching on the part of consumers. Yet consumer confidence has remained high as measured by the University of Michigan's index of consumer sentiment. Benign inflation, plentiful jobs, and robust economic growth have been powerful forces contributing to consumer optimism.
    The expectation that the Asian economic and financial crisis will lessen our economic growth rate and, in consequence, further suppress inflation, has kept the Fed from increasing interest rates. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the FOMC, the policy-making arm of the Fed) hiked the Federal Funds rate by one-quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) Low interest rates (longer term interest rates have been in decline for almost a year) have provided a strong fundamental underpinning for interest-sensitive sectors of the economy such as housing. The housing market is an important component of the total eco nomy and new housing starts have been vigorous, particularly over the second half of 1997.

    To tighten monetary policy, or not, seems to depend upon the degree to which the Asian slowdown carries over to the United States. In recent testimony to Congress, Fed Chairman Greenspan expressed concern that the economy appeared to be delicately balanced between two strong forces: potential inflation from a robust and mature domestic economy, and potential recession from the Asian effect. We continue to monitor developments that could lead the Fed to change its current steady-as-you-go monetary policy. Market Environment
    Since our letter to you in August, 1997, with only a few brief interruptions, prices in the municipal market have continued to move higher. The muted growth rate of inflation has been the overriding sustaining force, imbuing bond investors with confidence that the purchasing power of the income produced by their bonds would not soon be eroded. The ebullience in our domestic economy, reflected in the Federal government's periodic releases, occasionally raises the possibility that the FOMC could increase the target rate for Federal Funds: the implied result would be an across-the-board shift to higher interest rates, probably to the detriment of bond prices. Inflation has remained in check, however, and there are few indications that a change is imminent. The municipal bond market clearly has been a beneficiary of dormant inflation.
    Further buttressing the municipal market is the improved credit status of many states and municipalities. In many venues, the economy's healthy status has caused municipal revenues to far exceed what had been budgeted. Indeed, the word "surplus" is not only used when describing the Federal budget: many states, cities, and other local government subdivisions enjoy balance sheets which have been fortified as the result of increased tax receipts. Beyond that, better fiscal management and alert electorates have exerted positive effects on the expense side of municipalities' ledgers.
    Prices and yields of municipal bonds very often move in concert with those of U.S. Treasury Bonds; however, there are meaningful differences as well as similarities. One distinguishing difference is evident in the issuance of new securities. The Federal government, a single entity, can focus easily on the market's receptivity before it issues new obligations. On the other hand, there are thousands of municipal bond issuers, each with its own agenda when it comes to issuing its bonds, so there is no coordination among them, and many can schedule financings within the same time frame, which often causes the market some measure of distress. With interest rates remaining at relatively low levels, municipalities can be expected to issue refunding obligations to replace their higher interest-cost, previously issued bonds with new issues paying lower interest rates. Refundings, along with the issuance of "new-money" bonds, can easily swell the calendar of new issues, temporarily necessitating price adjustments in order to attract buyers.
The Portfolio
    During the period covered by this report, we attempted to guide the portfolio profitably through some uncertain times as well as those times during which our confidence in the market's direction was much more pronounced. We relied on our ability to sell securities and increase the Fund's liquidity when we felt that interest rates were about to move higher, or we shortened the portfolio's duration, i.e., its sensitivity to interest rate changes. As our viewpoint regarding the market's direction became more constructive, we reduced our cash position and purchased bonds, occasionally lengthening duration.
    We continued to consolidate the size of the portfolio's individual holdings because larger blocks of bonds, in our view, have proven to be more liquid of late. Your Fund's size places it in the company of major insurance company portfolios, other major mutual funds, and similar large-size institutional investors. To ensure that we are able to seize trading opportunities quickly, we find that sizeable blocks of bonds make your portfolio more nimble.

    Our efforts continue to emphasize adding value to the Fund, which we have been doing by selling longer maturity bonds, and bonds which carry lower credit ratings, and replacing them with bonds having shorter maturities and better credit ratings. During this period, the cost to the portfolio of executing those transactions has been negligible; the narrowing of interest rate spreads within maturity ranges and among credit ratings has enabled us to make those changes, which, we believe, will help the portfolio's performance in the months to come.
                              Sincerely,

                      [Richard J. Moynihan signature ligo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation

March 18, 1998
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
**Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for any capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                       FEBRUARY 28, 1998 (UNAUDITED)
                                                                                                  Principal
Long-Term Municipal Investments-98.2%                                                               Amount         Value
                                                                                                ______________ ______________
Alabama-2.6%
Alabama Housing Finance Authority, SFMR:
  6.45%, 10/1/2025                                                                            $      7,555,000 $    8,023,863
  6.10%, 10/1/2027                                                                                  10,125,000     10,626,592
Alabama Industrial Development Authority, SWDR (Pine City Fiber Co.):
  6.45%, 12/1/2023                                                                                  16,000,000     17,474,240
  6.45%, 12/1/2023                                                                                  23,000,000     25,119,220
Industrial Development Board of the Town of Courtland, SWDR
  (Champion International Corp. Project)
  7%, 11/1/2022                                                                                      8,100,000      8,917,533
West Jefferson Industrial Development Board, PCR, Refunding
  (Alabama Power Co.- Miller Plant) 6.05%, 5/1/2023 (Insured; MBIA)                                 15,000,000     15,355,800
Alaska-.5%
Alaska Housing Finance Corp.
  (Collateralized Veterans Mortgage Program)
  6.375%, 12/1/2027                                                                                  9,135,000      9,708,039
Anchorage, Electric Utility Revenue, Refunding
  6.50%, 12/1/2015 (Insured; MBIA)                                                                   6,135,000      7,314,147
Arizona-1.3%
Maricopa County Community College District 5.30%, 7/1/2011                                          24,025,000     25,173,875
Pima County Industrial Development Authority, Industrial Revenue
  (Tucson Electric Power Co. Project) 6%, 9/1/2029                                                  15,500,000     15,944,850
California-2.4%
Airport Commission City and County of San Francisco
  (San Francisco International Airport)
  6.50%, 5/1/2015 (Insured; FGIC)                                                                   10,100,000     11,129,796
California Higher Education Loan Authority, Inc.,
  Student Loan Revenue, Refunding 6.50%, 6/1/2005                                                   19,250,000     21,485,695
California Statewide Communities Development Authority,
  Lease Revenue (Special Facilities-United Airlines)
  5.70%, 10/1/2033                                                                                  33,000,000     33,629,310
San Diego County, COP, Refunding (Interim Justice Facilities Project)
  6.50%, 8/1/2007                                                                                    9,805,000     10,599,205
Colorado-2.7%
City and County of Denver:
  Airport Revenue:
    7.25%, 11/15/2023 (Prerefunded 11/15/2002) (a)                                                   6,390,000      7,348,756
    7.25%, 11/15/2023                                                                               19,375,000     21,708,912
    5.50%, 11/15/2025 (Insured; MBIA)                                                               14,375,000     14,892,069
  Special Facilities Airport Revenue (United Airlines Project)
    6.875%, 10/1/2032                                                                               11,250,000     12,358,125

Dreyfus Municipal Bond Fund, Inc.
Statement of Investments (continued)                                                           February 28, 1998 (Unaudited)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                ______________ ______________
Colorado (continued)
E-470 Public Highway Authority, Senior Revenue:
  Zero Coupon, 9/1/2015 (Insured; MBIA)                                                       $      5,795,000 $    2,411,473
  Zero Coupon, 9/1/2017 (Insured; MBIA)                                                             17,295,000      6,388,600
  Zero Coupon, 9/1/2019 (Insured; MBIA)                                                             20,000,000      6,615,000
  5%, 9/1/2021 (Insured; MBIA)                                                                       7,000,000      6,867,140
  Zero Coupon, 9/1/2024 (Insured; MBIA)                                                             40,000,000     10,230,000
Connecticut-1.8%
Connecticut Housing Finance Authority (Housing Mortgage Finance Program):
  6.70%, 11/15/2012                                                                                  3,385,000      3,668,494
  6.30%, 5/15/2024                                                                                   7,460,000      7,888,055
  6.50%, 5/15/2027                                                                                  16,840,000     17,930,222
Connecticut Resource Recovery Authority
  (American Fuel Co. Project) 6.45%, 11/15/2022                                                      7,325,000      7,858,699
Mashantucket Western Pequot Tribe, Special Revenue
  6.40%, 9/1/2011 (Prerefunded 9/1/2007) (a,b)                                                       9,170,000     10,593,092
  6.40%, 9/1/2011 (b)                                                                                9,330,000     10,442,229
Delaware-.5%
Delaware Economic Development Authority, Water Development Revenue
  (Wilmington Suburban Water Corp. Project) 6.80%, 12/1/2023                                         8,000,000      8,681,760
Delaware Housing Authority, Senior SFMR
  6.45%, 1/1/2026                                                                                    8,030,000      8,514,610
District of Columbia-2.2%
Metropolitan Washington Airports Authority, Airport System Revenue:
  6.625%, 10/1/2012 (Insured; MBIA) (c)                                                             40,400,000     44,672,704
  6.625%, 10/1/2019 (Insured; MBIA) (c)                                                             23,600,000     26,054,400
Florida-5.4%
Brevard County Housing Finance Authority, SFMR 6.80%, 3/1/2028                                       5,845,000      6,291,149
Florida Community Services Corp. Walton County, Water and Sewer Revenue
  (South Walton County Regional Utility) 7%, 3/1/2018                                                3,500,000      3,898,720
Florida State Board of Education, Public Education Capital Outlay
  4.75%, 6/1/2021.                                                                                  26,340,000     25,021,683
Gulf Breeze, Revenue (Capital Funding)
  4.50%, 10/1/2027 (Insured; MBIA)                                                                  12,500,000     11,324,875
Orange County, Tourist Development Tax Revenue, Refunding
  5.125%, 10/1/2020 (Insured; MBIA) (c)                                                             25,880,000     25,864,990
Orlando Utilities Commission, Water and Electric Revenue, Refunding
  6.75%, 10/1/2017                                                                                  15,875,000     19,454,971
Palm Beach County, Solid Waste IDR:
  (Okeelanta Power Limited Partnership Project) 6.70%, 2/15/2015 (d)                                23,400,000     18,252,000
  (Osceola Power Limited Partnership) 6.95%, 1/1/2022 (d)                                           33,800,000    26,026,000

Dreyfus Municipal Bond Fund, Inc.
Statement of Investments (continued)                                                           February 28, 1998 (Unaudited)
                                                                                                 Principal
Long-Term Municipal Investments (continued)                                                        Amount          Value
                                                                                                ______________ ______________
Florida (continued)
Polk County Industrial Development Authority, IDR
  (IMC Fertilizer) 7.525%, 1/1/2015                                                             $   15,200,000 $   16,801,472
Tampa, Health System Revenue (Catholic Health East Issue):
  4.875%, 11/15/2023 (Insured; MBIA)                                                                20,000,000     19,137,000
  4.875%, 11/15/2028 (Insured; AMBAC)                                                                5,000,000      4,751,700
Georgia-1.0%
Georgia 6.25%, 4/1/2010                                                                             16,830,000     19,561,846
Georgia Housing and Finance Authority, Single Family Mortgage:
  7.125%, 12/1/2026                                                                                  3,515,000      3,705,548
  6.55%, 12/1/2027                                                                                   9,440,000     10,116,093
Idaho-.3%
Idaho Housing Agency, Multi-Family Housing Refunding
  6.70%, 7/1/2024                                                                                   10,050,000     10,627,071
Illinois-4.4%
Chicago Skyway Toll Bridge, Revenue, Refunding
  5.375%, 1/1/2011 (Insured: MBIA)                                                                   8,000,000      8,350,400
Chicago O'Hare International Airport, Revenue
  Special Facilities (United Airlines Inc. Project):
    8.50%, 5/1/2018                                                                                  6,500,000      7,125,300
    8.85%, 5/1/2018                                                                                 14,810,000     16,819,125
Illinois Development Finance Authority, Revenue:
  (Community Rehabilitation Providers Facilities):
    8.75%, 3/1/2010 (Prerefunded 3/1/1999) (a)                                                      15,614,000     16,677,157
    8.75%, 3/1/2010                                                                                    160,000        168,930
  Pollution Control, Refunding (Central Illinois Public Service Co.)
    6.375%, 1/1/2028                                                                                14,000,000     14,931,700
Illinois Educational Facilities Authority, Revenue
  (Illinois Institute of Technology)
  Refunding 6.875%, 12/1/2015                                                                        7,250,000      8,178,435
Illinois Health Facilities Authority, Revenue:
  (Beverly Farm Foundation) 9.125%, 12/15/2015 (Prerefunded 12/15/2000) (a).                         3,730,000      4,331,500
  Refunding:
    (Evangelical Hospitals) 6.50%, 4/15/2009 (Insured; FSA)                                          5,000,000      5,851,100
    (Mercy Hospital and Medical Center) 7%, 1/1/2015                                                 7,500,000      8,027,700
Illinois Housing Development Authority:
  Homeowner Mortgage Revenue:
    6.70%, 8/1/2025                                                                                  4,475,000      4,761,713
    6.625%, 8/1/2026                                                                                15,385,000     16,355,640
  Multi-Family Housing (Lawndale Redevelopment Project) 6.90%, 12/1/2026                             8,750,000      9,404,675
  Multi-Family Program 6.75%, 9/1/2021                                                               8,750,000      9,187,325
  Section 8 Elderly Housing Revenue (Morningside North Development)
    6.85%, 1/1/2021                                                                                 11,220,000     11,851,013

Dreyfus Municipal Bond Fund, Inc.
Statement of Investments (continued)                                                          February 28, 1998 (Unaudited)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                ______________ ______________
Indiana-2.3%
Brownsburg School Building Corp., First Mortgage
  6.10%, 2/1/2013 (Insured; FSA)                                                                $    7,500,000 $     8,265,375
Hammond Multi-School Building Corp., First Mortgage
  7.10%, 1/15/2015 (Prerefunded 7/15/2001) (a)                                                       5,585,000      6,220,461
Indiana Health Facility Financing Authority, HR
  (Clarian Health Partners, Inc.) 6%, 2/15/2021                                                     18,000,000     19,098,900
Indiana Transportation Finance Authority, Airport Facility LR
  6.50%, 11/1/2007                                                                                   5,635,000      6,199,233
Indianapolis Local Public Improvement Bond Bank, Refunding
  5%, 1/1/2017                                                                                      14,575,000     14,329,557
IPS School Building Corp., First Mortgage
  6.10%, 1/15/2020 (Prerefunded 7/15/2004) (a)                                                      11,000,000     12,317,910
Logansport Multi-Purpose School Building Corp., First Mortgage Refunding
  6%, 1/1/2009                                                                                       7,645,000      8,146,512
Iowa-.4%
Iowa Finance Authority, SFMR
  (Mortgage Backed Securities Program)
  6.65%, 7/1/2028                                                                                   11,975,000     12,721,402
Kansas-1.1%
Wichita, HR 6.464%, 10/1/2022 (Insured; MBIA)                                                       31,300,000     34,339,230
Kentucky-2.3%
City of Ashland, Sewage and Solid Waste Revenue
  (Ashland Inc. Project) 7.125%, 2/1/2022                                                           13,170,000     14,961,515
Kenton County Airport Board, Airport Revenue:
  (Greater Cincinnati International Airport)
    8.25%, 3/1/2015 (Prerefunded 3/1/1998) (a)                                                      10,945,000     11,169,263
  Special Facilities (Delta Airlines Project):
    7.125%, 2/1/2021                                                                                 8,455,000      9,294,243
    6.125%, 2/1/2022                                                                                10,000,000     10,320,800
Mount Sterling, LR (Kentucky League Cities Funding)
  6.10%, 3/1/2018                                                                                    7,955,000      8,860,040
Pendleton County, Multi-County LR
  (Kentucky Associates Counties Leasing Trust Program) 6.50%, 3/1/2019                              18,500,000     19,708,235
Louisiana-1.2%
Parish of Saint Charles, PCR (Louisiana Power and Lighting Co. Project)
  8.25%, 6/1/2014                                                                                    7,500,000      8,046,675
Parish of West Feliciana, PCR:
  (Gulf States Utilities Co. Project) 9%, 5/1/2015                                                  13,500,000    1 5,050,475
  (Gulf States Utilities-I) 7.70%, 12/1/2014                                                        14,000,000     15,734,460

Dreyfus Municipal Bond Fund, Inc.
Statement of Investments (continued)                                                            February 28, 1998 (Unaudited)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                        Amount          Value
                                                                                                ______________ ______________
Maine-.7%
Maine Financial Authority, Solid Waste Revenue
  Recycling Facilities (Great Northern Paper, Inc. Project-Bowater Inc.
Obligor)
  7.75%, 10/1/2022                                                                           $       8,165,000 $    9,207,262
Maine Housing Authority, Mortgage Purchase
  6.875%, 11/15/2023                                                                                14,000,000    1 4,987,420
Maryland-2.4%
Community Development Administration,
  Department of Housing and Community Development State of Maryland:
    6%, 7/1/2039                                                                                    10,000,000     10,442,800
    (Single Family Program):
      6.80%, 4/1/2024                                                                               33,400,000     35,454,768
      6.55%, 4/1/2026                                                                                9,190,000      9,852,323
      6.75%, 4/1/2026                                                                               19,990,000     21,468,860
Massachusetts-3.1%
Massachusetts Bay Transportation Authority, General Transportation System
  4.50%, 3/1/2026 (Insured; MBIA) (e)                                                               15,250,000     13,788,440
Massachusetts Housing Finance Agency, Revenue:
  Housing:
    6.50%, 7/1/2025 (Insured; AMBAC)                                                                 4,140,000      4,445,242
    6.60%, 1/1/2037 (Insured; AMBAC)                                                                 7,100,000      7,621,140
  Single Family Housing:
    7.125%, 6/1/2025                                                                                12,975,000     13,909,200
    6.65%, 12/1/2027                                                                                 7,200,000      7,739,712
Massachusetts Industrial Finance Agency, Museum Revenue
  (Norman Rockwell Stockbridge) 8.125%, 7/1/2011                                                     2,945,000      3,153,035
Massachusetts Turnpike Authority, Metropolitan Highway System Revenue:
  5%, 1/1/2027 (Insured; MBIA)                                                                      15,000,000     14,553,300
  5%, 1/1/2037 (Insured; MBIA)                                                                       7,955,000      7,690,178
Massachusetts Water Resource Authority, Refunding
  5%, 8/1/2024 (Insured; MBIA)                                                                      30,000,000     29,226,300
Michigan-3.7%
Charter County of Wayne, Special Airport Facilities Revenue, Refunding
  (Northwest Airlines, Inc., Facilities) 6.75%, 12/1/2015                                            8,785,000      9,693,018
Detroit, Sewer Disposal Revenue
  5%, 7/1/2027 (Insured; MBIA)                                                                      21,500,000     20,917,995
East Grand Rapids Public School District 5%, 5/1/2020 (Insured; MBIA)                                8,675,000      8,469,923
The Economic Development Corp. of the County of Gratiot,
  Limited Obligation EDR
  (Danly Die Set Project) 7.625%, 4/1/2007                                                           3,200,000      3,506,016

Dreyfus Municipal Bond Fund, Inc.
Statement of Investments (continued)                                                           February 28, 1998 (Unaudited)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                ______________ ______________
Michigan (continued)
Michigan Hospital Finance Authority, Revenue:
  Hospital, Refunding:
    (Genesys Health System Obligated Group):
      8.125%, 10/1/2021                                                                        $    15,000,000 $   18,010,050
      7.50%, 10/1/2027                                                                              15,300,000     17,566,389
  (Metropolitan Hospital) 8.125%, 7/1/2018 (Prerefunded 7/1/1999) (a)                                5,000,000      5,419,900
Michigan Housing Development Authority, SFMR
  6.20%, 12/1/2027                                                                                  25,240,000     26,574,186
Western Townships Utilities Authority, Sewer Disposal System
  (Limited Tax GO) 8.125%, 1/1/2009                                                                  8,765,000      9,238,573
Minnesota-1.7%
Minnesota Housing Finance Agency, Single Family Mortgage:
  6.90%, 7/1/2022                                                                                    6,810,000      7,277,166
  6.50%, 7/1/2024                                                                                   15,755,000     16,709,438
  6.45%, 7/1/2025                                                                                   30,210,000     31,957,648
Missouri-.4%
Missouri Higher Education Loan Authority, Student Loan Revenue
  6.75%, 2/15/2009                                                                                  11,500,000    12,530,055
Nebraska-1.4%
Nebraska Investment Finance Authority, Health Facilities Revenue
  (Childrens Healthcare Services) 5.50%, 8/15/2027 (Insured; AMBAC)                                 10,000,000    10,336,700
Omaha Public Power District, Electric Revenue 5.50%, 2/1/2014                                       32,000,000    34,436,160
Nevada-1.3%
Clark County, Industrial Development Revenue, Refunding
  (Nevada Power Co. Project) 5.90%, 10/1/2030                                                       13,000,000    13,329,030
Nevada Housing Division (Single Family Program)
  6.80%, 4/1/2027                                                                                    9,960,000     10,588,874
Washoe County:
  Gas Facilities Revenue (Sierra Pacific Power Co. Project)
    6.70%, 11/1/2032 (Insured; MBIA)                                                                10,000,000     11,044,600
  Gas and Water Facilities Revenue, Refunding (Sierra Pacific)
    6.30%, 12/1/2014 (Insured; AMBAC)                                                                5,375,000      5,884,335
New Hampshire-3.8%
Business Finance Authority of the State of New Hampshire,
  State Guaranteed Airport Revenue (Manchester Airport Project):
    6.50%, 1/1/2019                                                                                 12,600,000     13,552,812
    6.375%, 1/1/2022                                                                                 8,650,000      9,235,086

Dreyfus Municipal Bond Fund, Inc.
Statement of Investments (continued)                                                           February 28, 1998 (Unaudited)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                ______________ ______________
New Hampshire (continued)
New Hampshire Housing Finance Authority:
  Multi-Family Housing:
    7.55%, 7/1/2013                                                                          $       4,205,000 $    4,761,321
    (Mariners Village Project)
      6.60%, 1/1/2038 (Insured; FHA)                                                                 7,365,000      7,851,385
  Single Family Mortgage:
    7.25%, 1/1/2016                                                                                  3,275,000      3,556,945
    6.55%, 7/1/2026                                                                                 21,845,000     23,154,608
  Single Family Residential Mortgage:
    7.10%, 1/1/2023                                                                                 23,075,000     24,339,510
    7.75%, 7/1/2023                                                                                 15,795,000     16,893,700
    6.85%, 1/1/2025                                                                                  9,835,000     10,460,309
    6.95%, 1/1/2026                                                                                  9,785,000     10,433,256
New Jersey-2.3%
New Jersey Economic Development Authority, PCR
  (Public Service Electric and Gas Co. Project)
  6.40%, 5/1/2032 (Insured; MBIA)                                                                   32,040,000     35,137,627
New Jersey Education Facilities Authority, Revenue
  (Trenton State College Issue) 5.125%, 7/1/2024 (Insured; MBIA)                                    11,500,000     11,408,805
New Jersey Housing and Mortgage Finance Agency, Revenue:
  6%, 11/1/2002                                                                                      5,000,000      5,212,200
  6.45%, 11/1/2007                                                                                  15,260,000    16,400,380
Pollution Control Financing Authority of Salem County, PCR, Refunding
  (Public Service Electric and Gas Co. Project)
  6.25%, 6/1/2031 (Insured; MBIA)                                                                    6,500,000      7,174,960
New Mexico-2.0%
Albuquerque, HR, Refunding (Presbyterian Health Care Services)
  6.375%, 8/1/2007 (Insured; MBIA).                                                                  4,500,000      4,954,860
Farmington, PCR, Refunding (Public Service Co. San Juan):
  5.70%, 12/1/2016 (Insured; AMBAC)                                                                 27,100,000    28,870,714
  6.30%, 12/1/2016                                                                                  14,500,000     15,738,155
New Mexico Educational Assistance Foundation, Student Loan Revenue
  7.45%, 3/1/2010                                                                                    9,240,000     10,362,568
New Mexico Mortgage Financing Authority
  6.80%, 1/1/2026                                                                                    5,500,000      6,161,595
New York-12.5%
Metropolitan Transportation Authority, Commuter Facilities Revenue
  5.375%, 7/1/2027 (Insured; FGIC)                                                                   7,500,000      7,656,000
Municipal Assistance Corp. for the City of New York, Refunding
  5.25%, 7/1/2006 (e)                                                                               31,320,000     33,340,766

Dreyfus Municipal Bond Fund, Inc.
Statement of Investments (continued)                                                            February 28, 1998 (Unaudited)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                        Amount          Value
                                                                                                ______________ ______________
New York (continued)
New York City:
  7.50%, 2/1/2003                                                                              $     9,000,000 $   10,023,390
  7.25%, 8/15/2007                                                                                  13,790,000     16,469,397
  6.375%, 8/15/2011                                                                                 31,285,000     34,194,818
  5.75%, 2/1/2014                                                                                   25,055,000     26,211,038
  5.75%, 2/1/2015                                                                                   18,145,000     18,982,210
  5.75%, 2/1/2017                                                                                   22,500,000     23,467,050
  5.875%, 3/15/2018                                                                                 23,000,000     24,239,470
  5%, 8/1/2018                                                                                      39,775,000     38,681,983
  5.875%, 2/15/2019                                                                                 23,715,000     24,984,938
  6%, 2/1/2022                                                                                      12,750,000     13,616,490
  5.875%, 8/1/2024                                                                                  23,510,000     24,793,176
  6.125%, 8/1/2025                                                                                  22,625,000     24,377,759
New York State Dormitory Authority, Revenue:
  (City University) 7.50%, 7/1/2010                                                                 10,000,000     12,291,700
  (State University Educational Facilities) 5.25%, 5/15/2011                                        10,000,000     10,511,000
New York State Energy, Research and Development Authority,
  Electric Facilities Revenue
  (Con Edison Co. Project) 7.50%, 1/1/2026                                                          15,000,000     15,935,850
New York State Housing Finance Agency, Revenue, Refunding
  (Housing Project Mortgage) 6.125%, 11/1/2020 (Insured; FSA)                                       12,000,000     12,995,880
New York State Local Government Assistance Corp.,
  Refunding 5.25%, 4/1/2016 (Insured; AMBAC)                                                        10,000,000     10,428,600
New York State Mortgage Agency, Revenue (Homeowner Mortgage)
  6.65%, 10/1/2025                                                                                  22,075,000     23,942,324
North Carolina-3.7%
North Carolina 5.20%, 3/1/2010                                                                      27,000,000     28,641,870
North Carolina Eastern Municipal Power Agency, Power System Revenue:
  5.75%, 12/1/2016                                                                                  11,865,000     12,156,404
  Refunding:
    5.70%, 1/1/2013 (Insured; MBIA)                                                                 10,000,000     10,725,300
    6%, 1/1/2014                                                                                    40,000,000     41,656,400
North Carolina Housing Finance Agency, Single Family Revenue
  6.50%, 9/1/2026                                                                                    6,080,000      6,476,294
Pitt County, Revenue (Pitt County Memorial Hospital)
  6.90%, 12/1/2021 (Prerefunded 12/1/2001) (a)                                                      12,000,000     13,397,760
Winston Salem, COP 6.90%, 6/1/2011 (Prerefunded 6/1/2001) (a)                                        5,245,000      5,792,893
North Dakota-.2%
North Dakota Housing Finance Agency
  (Housing Mortgage Finance Program) 6.75%, 7/1/2025                                                 5,980,000      6,410,082

Dreyfus Municipal Bond Fund, Inc.
Statement of Investments (continued)                                                            February 28, 1998 (Unaudited)
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                ______________ ______________
Ohio-.8%
Cleveland, Airport Revenue:
  Special (Continental Airlines Inc. Project) 5.375%, 9/15/2027 (e)                             $   12,000,000 $   11,792,040
  System 5.125%, 1/1/2027 (Insured; FSA)                                                             6,750,000      6,624,855
Cuyahoga County, HR (Meridia Health System)
  7%, 8/15/2023 (Prerefunded 8/15/2001) (a)                                                          7,000,000      7,782,110
Oklahoma-.9%
Claremore Industrial and Redevelopment Authority, EDR
  (Yuba Project) 8.375%, 7/1/2011                                                                    7,500,000      8,201,325
Southern Oklahoma Memorial Hospital Authority, HR
  6.60%, 12/1/2012 (Prerefunded 12/1/2002) (a)                                                       5,725,000      6,417,725
Tulsa Municipal Airport Trust, Revenue
  (AMR Corp.) 7.60%, 12/1/2030                                                                      14,390,000     15,909,296
Pennsylvania-2.0%
Delaware County Authority, Health System Revenue
  (Catholic Health East Issue) 4.875%, 11/15/2026 (Insured; AMBAC)                                  17,000,000     16,155,100
Delaware County Industrial Development Authority, Water Facilities Revenue
  (Philadelphia Suburban Water) 6.35%, 8/15/2025 (Insured; FGIC)                                    10,000,000     11,036,700
Pennsylvania Economic Development Financing Authority,
  Exempt Facilities Revenue (MacMillan Ltd. Partnership Project)
  7.60%, 12/1/2020                                                                                   4,500,000      5,051,880
Pennsylvania Higher Educational Facilities Authority,
  Health Services Revenue, Refunding (Allegheny Delaware Valley Obligation):
    5.40%, 11/15/2007 (Insured; MBIA)                                                                5,000,000      5,342,550
    5.60%, 11/15/2009 (Insured; MBIA)                                                                9,475,000     10,383,652
Quakertown General Authority, Revenue
  (Community Mental Health/Retardation) 8.875%, 11/1/2010                                            6,255,000      6,802,875
Ridley Park Hospital Authority, Revenue (Taylor Hospital)
  8.625%, 12/1/2020 (Prerefunded 12/1/2000) (a)                                                     10,000,000    11,377,400
Rhode Island-1.6%
Rhode Island Health and Educational Building Corp., Revenue
  (Johnson and Wales University) 8.375%, 4/1/2020 (Prerefunded 4/1/2000) (a)                        11,000,000    12,191,300
Rhode Island Housing and Mortgage Finance Corp.
  (Homeownership Opportunity):
    6.95%, 4/1/2022                                                                                  9,250,000      9,924,510
    6.60%, 10/1/2025                                                                                10,270,000     10,918,242
    6.50%, 4/1/2027                                                                                 11,835,000     12,508,175
    6.85%, 4/1/2027                                                                                  5,280,000      5,678,746
South Carolina-2.9%
Piedmont Municipal Power Agency, Electric Revenue, Refunding:
  6.60%, 1/1/2021                                                                                   24,650,000     24,681,552
  4.75%, 1/1/2025 (Insured; MBIA)                                                                   40,550,000     38,146,196

Dreyfus Municipal Bond Fund, Inc.
Statement of Investments (continued)                                                           February 28, 1998 (Unaudited)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                ______________ ______________
South Carolina (continued)
Richland County, Solid Waste Disposal Facilities Revenue
  (Union Camp Corp. Project) 7.125%, 9/1/2021                                                  $     6,250,000 $     6,856,375
South Carolina Housing Finance and Development Authority,
  Mortgage Revenue:
    6.55%, 7/1/2015                                                                                  3,950,000      4,225,947
    6.75%, 7/1/2026                                                                                  7,330,000      7,844,786
    6.70%, 7/1/2027                                                                                  8,000,000      8,572,800
Spartanburg County, Hospital Facilities Improvement Revenue, Refunding
  (Mary Black Memorial Project) 8.25%, 10/1/2008 (Prerefunded 10/1/1998) (a)                         5,000,000      5,232,650
Tennessee-.9%
Tennessee Housing Development Agency, Mortgage Finance
  6.55%, 7/1/2026                                                                                   26,265,000     27,882,136
Texas-7.7%
Alliance Airport Authority Inc., Special Facilities Revenue:
  (American Airlines Inc. Project)
    7%, 12/1/2011                                                                                   12,330,000     14,720,047
  (Federal Express Corp. Project)
    6.375%, 4/1/2021                                                                                56,075,000     61,198,012
Angelina and Neches River Authority, SWDR (Champion International Corp.
Project)
  7.375%, 5/1/2015                                                                                   5,570,000      6,177,353
Fort Worth Higher Education Finance Corp., Higher Education Revenue
  (Texas Christian University Project) 5%, 3/15/2027                                                 5,805,000      5,606,527
Gulf Coast Waste Disposal Authority, Revenue:
  (Champion International Corp.)
    7.375%, 10/1/2025                                                                               12,000,000     13,379,040
  Solid Waste Disposal (Occidental Petroleum Corp. Project) 7%, 11/1/2020                            7,725,000      8,487,612
Harris County, Refunding (Toll Road-Senior Lien)
  5%, 8/15/2016 (Insured; FGIC)                                                                     11,355,000     11,246,787
Harris County Health Facilities Development Corp., HR
  (Memorial Hermann Hospital System Project) 5.50%, 6/1/2013 (Insured; FSA) (e)                      9,250,000      9,851,065
Harris County Hospital District, Mortgage Revenue, Refunding
  7.40%, 2/15/2010 (Insured; AMBAC)                                                                  8,355,000      10,235,126
Houston, Water and Sewer System Junior Lien Revenue, Refunding
  5.375%, 12/1/2027 (Insured; FGIC)                                                                 10,000,000     10,213,500
Houston Hotel Occupancy Tax, Revenue 7%, 7/1/2009 (Insured; FGIC)
  (Prerefunded 7/1/2001) (a)                                                                        12,225,000     13,351,534
Rio Grande Valley Health Facilities Development Corp., HR, Refunding
  (Valley Baptist Medical Center Project) 6.40%, 8/1/2016                                           11,200,000     12,286,064
Tarrant County Health Facilities Development Corp., Health System Revenue,
Refunding
  (Texas Health Resources System):
    5.75%, 2/15/2014 (Insured; MBIA)                                                                 9,470,000     10,398,439
    5%, 2/15/2026 (Insured; MBIA)                                                                   10,000,000      9,678,100

Dreyfus Municipal Bond Fund, Inc.
Statement of Investments (continued)                                                           February 28, 1998 (Unaudited)
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                ______________ ______________
Texas (continued)
Texas, GO (Veterans Housing Assistance Fund):
  7%, 12/1/2025                                                                                 $    9,580,000 $   10,355,693
  Refunding 6.45%, 12/1/2020                                                                        15,210,000     16,278,198
Texas College Student Loan 5%, 8/1/2021                                                              8,000,000      7,556,880
Texas Public Property Finance Corp., Revenue
  (Mental Health and Retardation Project)
  8.75%, 11/1/2010                                                                                   4,745,000      5,048,680
Texas Water Development Board, Revenue (State Revolving Fund)
  5%, 7/15/2019                                                                                     15,000,000     14,671,500
Utah-1.7%
Carbon County, SWDR, Refunding (Sunnyside Cogeneration) 9.25%, 7/1/2018 (d)                         20,000,000     12,004,000
Intermountain Power Agency, Power Supply Revenue, Refunding
  6.15%, 7/1/2014 (Insured; MBIA)                                                                   15,000,000     16,601,550
Utah Housing Finance Agency, Single Family Mortgage:
  6.55%, 1/1/2022                                                                                    4,925,000      5,233,256
  6.40%, 1/1/2027                                                                                    6,650,000      7,059,308
  6.65%, 7/1/2027                                                                                    8,870,000      9,479,724
  7%, 7/1/2027                                                                                       3,200,000      3,436,768
Vermont-.3%
Vermont Housing Finance Agency, Single Family Housing 6.875%, 5/1/2025                              10,500,000     11,168,220
Virginia-1.7%
Giles County Industrial Development Authority,
  Solid Waste Disposal Facility Revenue (Hoechst Celanese Corp. Project)
  6.625%, 12/1/2022                                                                                  8,715,000      9,451,156
Henrico County Industrial Development Authority, Revenue
  (Maryview Hospital Project) 7.50%, 9/1/2011 (Prerefunded 8/1/2000) (a)                             5,010,000      5,468,365
Virginia Housing Development Authority, Commonwealth Mortgage:
  6.70%, 1/1/2022                                                                                    6,950,000      7,431,844
  6.40%, 7/1/2022 (Insured; MBIA)                                                                   24,000,000     25,736,160
  6.85%, 1/1/2027                                                                                    8,000,000      8,436,080
Washington-2.8%
Public Utility District No. 1 of Chelan County,
  Chelan Hydro Consolidated System Revenue 6.55%, 7/1/2023                                          10,000,000     10,776,600
Snohomish County School District Number 002 Everett, Refunding
  5.50%, 12/1/2011 (Insured; MBIA)                                                                   8,900,000      9,577,379
Washington:
  5%, 7/1/2022                                                                                      44,335,000     43,294,901
  5%, 1/1/2023                                                                                      27,160,000     26,516,308
West Virgina-.3%
Braxton County, Solid Waste Disposal Revenue (Weyerhaeuser Co. Project)
  6.50%, 4/1/2025                                                                                    8,000,000      8,776,240

Dreyfus Municipal Bond Fund, Inc.
Statement of Investments (continued)                                                           February 28, 1998 (Unaudited)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                ______________ ______________
Wisconsin-.3%
Madison, IDR (Madison Gas and Electric Co. Project)
  6.75%, 4/1/2027                                                                              $    10,000,000 $   10,830,600
Wyoming-1.4%
Sweetwater County:
  PCR, Refunding (Idaho Power Co. Project) 6.05%, 7/15/2026                                         17,000,000     18,104,830
  SWDR (FMC Corp. Project) 6.90%, 9/1/2024                                                          16,225,000     18,213,374
Uinta County Hospital Facility, Revenue, Refunding
  (IHC Hospitals Inc.) 7.25%, 2/15/2019 (Prerefunded 2/15/1999) (a)                                  7,350,000      7,743,005
U.S. Related-1.3%
Commonwealth of Puerto Rico, Public Improvement, Refunding
  4.50%, 7/1/2023                                                                                   20,000,000     18,065,400
Puerto Rico Public Buildings Authority, Revenue
  (Guaranteed Government Facilities) 5%, 7/1/2027 (Insured; AMBAC)                                  23,395,000     22,934,586
                                                                                                               ______________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $3,015,068,875)                                                                                        $3,192,980,030
                                                                                                               ==============
Short-Term Municipal Investments-1.8%
California-.3%
Regional Airports Improvement Corp., Revenue, VRDN
  (Los Angeles Terminal Facilities Completion-Los Angeles International
Airport)
  3.75% (LOC; Societe Generale) (f,g)                                                          $     8,200,000 $    8,200,000
Colorado-.2%
Moffat County, PCR, Refunding VRDN (Pacificorp Projects)
  3.65% (Insured; AMBAC) (g)                                                                         6,100,000      6,100,000
Connecticut-.0%
Connecticut, Special Tax Obligation Revenue (Transportation Infrastructure)
  VRDN 3.35% (LOC; Commerzbank AG) (f,g)                                                             2,000,000      2,000,000
Nevada-.1%
Clark County IDR, VRDN (Nevada Cogeneration Associates)
  3.70% (LOC; Swiss Bank Corp.) (f,g)                                                                4,000,000      4,000,000
New York-.3%
New York City Municipal Water Finance Authority, Water and Sewer System
Revenue,
  VRDN 3.65% (Insured; FGIC) (g)                                                                     8,200,000      8,200,000
North Carolina-.6%
Wake County Industrial Facilities and Pollution Control Financing Authority,
  Revenue, VRDN (Carolina Power and Light Co. Project)
  3.85% (LOC; Sumitomo Bank, Ltd.) (f,g)                                                            19,000,000     19,000,000

Dreyfus Municipal Bond Fund, Inc.
Statement of Investments (continued)                                                              February 28, 1998 (Unaudited)
                                                                                                  Principal
Short-Term Municipal Investments (continued)                                                       Amount          Value
                                                                                                ______________ ______________
Texas-.3%
Brazos River Authority, PCR, Refunding, VRDN (Utility Electric Co.)
  3.70% (Insured; AMBAC) (g)                                                                   $     8,000,000 $    8,000,000
Sabine River Authority, PCR, VRDN (Texas Utility Electric Co. Project)
  3.65% (Insured; AMBAC) (g)                                                                         3,100,000      3,100,000
                                                                                                               ______________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
  (cost $58,600,000)                                                                                          $    58,600,000
                                                                                                               ==============
TOTAL INVESTMENTS-100.0%
  (cost $3,073,668,875)                                                                                        $3,251,580,030
                                                                                                               ==============

DREYFUS MUNICIPAL BOND FUND, INC.
Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      IDR         Industrial Development Revenue
COP           Certificate of Participation                       LOC         Letter of Credit
EDR           Economic Development Revenue                       LR          Lease Revenue
FGIC          Financial Guaranty Insurance Company               MBIA        Municipal Bond Investors Assurance
FHA           Federal Housing Administration                                  Insurance Corporation
FSA           Financial Security Assurance                       PCR         Pollution Control Revenue
GO            General Obligation                                 SFMR        Single Family Mortgage Revenue
HR            Hospital Revenue                                   SWDR        Solid Waste Disposal Revenue
                                                                 VRDN        Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
Fitch (h)              or          Moody's             or         Standard & Poor's          Percentage of Value
_______                            _________                      ___________________         _____________________
AAA                                Aaa                            AAA                               31.6%
AA                                 Aa                             AA                                25.0
A                                  A                              A                                 20.3
BBB                                Baa                            BBB                               14.9
BB                                 Ba                             BB                                 1.3
B                                  B                              B                                  0.5
F1                                 MIG1/P1                        SP1/A1                             1.8
Not Rated (i)                      Not Rated (i)                  Not Rated (i)                      4.6
                                                                                                   _______
                                                                                                   100.0%
                                                                                                   ========
Notes to Statement of Investments:
    (a)  Bonds which are prerefunded are collateralized by U.S. government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Security exempt from registration under Rule 144A of the Securities
         Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28,
        1998, these securities amounted to $21,035,321 or .6% of net assets.
    (c)  Wholly held by custodian as collateral for delayed delivery security.
    (d)  Non-income producing security; interest payment in default.
    (e)  Purchased on a delayed delivery basis.
    (f)  Secured by letters of credit.
    (g)  Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (h)  Fitch currently provides creditworthiness information for a limited number of investments.
    (i)  Securities which, while not rated by Fitch, Moody's and Standard &
         Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                FEBRUARY 28, 1998 (UNAUDITED)
                                                                                                     Cost                Value
                                                                                                _______________    _______________
ASSETS:                          Investments in securities-See Statement of Investments          $3,073,668,875     $3,251,580,030
                                 Cash                                                                                   47,370,083
                                 Receivable for investment securities sold..                                            72,029,556
                                 Interest receivable                                                                    44,985,479
                                 Receivable for shares of Common Stock subscribed                                          104,750
                                 Prepaid expenses                                                                          530,316
                                                                                                                   _______________
                                                                                                                     3,416,600,214
                                                                                                                   _______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           1,536,932
                                 Payable for investment securities purchased                                            69,675,026
                                 Payable for shares of Common Stock redeemed                                            50,002,999
                                 Accrued expenses                                                                          262,588
                                                                                                                   _______________
                                                                                                                       121,477,545
                                                                                                                   _______________
NET ASSETS                                                                                                          $3,295,122,669
                                                                                                                   ===============
REPRESENTED BY:                  Paid-in capital                                                                   $3,084,425,863
                                 Accumulated undistributed investment income-net451,439
                                 Accumulated net realized gain (loss) on investments                                    32,334,212
                                 Accumulated net unrealized appreciation
                                              (depreciation) on investments-Note 4(b)                                  177,911,155
                                                                                                                   _______________
NET ASSETS                                                                                                          $3,295,122,669
                                                                                                                   ===============
SHARES OUTSTANDING
(600 MILLION SHARES OF $.01 PAR VALUE COMMON STOCK AUTHORIZED)                                                         258,360,402
NET ASSET VALUE, offering and redemption price per share-Note 3(d)                                                          $12.75
                                                                                                                           =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF OPERATIONS                                                            SIX MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income                                                                     $  99,055,265
EXPENSES:                        Management fee-Note 3(a).                                        $  10,116,122
                                 Shareholder servicing costs-Note 3(b)                                2,012,748
                                 Registration fees                                                       86,715
                                 Custodian fees                                                          84,615
                                 Prospectus and shareholders' reports                                    34,503
                                 Directors' fees and expenses-Note 3(c)                                  31,510
                                 Professional fees                                                       30,813
                                 Loan commitment fees-Note 2                                             10,110
                                 Interest expense-Note 2                                                  4,661
                                 Miscellaneous                                                           23,225
                                                                                                  _____________
                                       Total Expenses                                                12,435,022
                                 Less-reduction in Management Fee due to
                                     undertaking-Note 3(a)                                              (65,277)
                                                                                                  _____________
                                       Net Expenses                                                                     12,369,745
                                                                                                                     _____________
INVESTMENT INCOME-NET                                                                                                   86,685,520
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                      $  38,703,035
                                 Net unrealized appreciation (depreciation) on investments                              37,617,675
                                                                                                                     _____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                                  76,320,710
                                                                                                                     _____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                  $163,006,230
                                                                                                                     =============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                Six Months Ended
                                                                                               February 28, 1998     Year Ended
                                                                                                  (Unaudited)      August 31, 1997
                                                                                               _________________  ________________
OPERATIONS:
  Investment income-net                                                                         $     86,685,520  $    191,516,599
  Net realized gain (loss) on investments                                                             38,703,035        13,999,819
  Net unrealized appreciation (depreciation) on investments                                           37,617,675        84,621,882
                                                                                               _________________  ________________
    Net Increase (Decrease) in Net Assets Resulting from Operations                                  163,006,230      290,138,300
                                                                                               _________________  ________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net                                                                              (87,200,890)     (191,083,751)
  Net realized gain on investments                                                                   (18,847,052)       (2,336,419)
                                                                                               _________________  ________________
    Total Dividends                                                                                 (106,047,942)     (193,420,170)
                                                                                               _________________  ________________
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold.                                                                   1,600,854,130     7,505,432,633
  Dividends reinvested                                                                                66,832,941       118,861,845
  Cost of shares redeemed                                                                         (1,884,298,375)   (7,838,522,911)
                                                                                               _________________  ________________
    Increase (Decrease) in Net Assets from Capital Stock Transactions                               (216,611,304)     (214,228,433)
                                                                                               _________________  ________________
      Total Increase (Decrease) in Net Assets                                                       (159,653,016)     (117,510,303)
NET ASSETS:
  Beginning of Period                                                                              3,454,775,685     3,572,285,988
                                                                                               _________________  ________________
  End of Period                                                                                   $3,295,122,669   $ 3,454,775,685
                                                                                               =================  =================
UNDISTRIBUTED INVESTMENT INCOME-NET                                                               $      451,439   $       966,809
                                                                                               _________________  ________________
                                                                                                    Shares            Shares
                                                                                               _________________  ________________
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                                                                        126,688,917       605,975,892
  Shares issued for dividends reinvested                                                               5,272,288         9,552,652
  Shares redeemed                                                                                   (148,957,548)     (632,151,616)
                                                                                               _________________  ________________
    Net Increase (Decrease) in Shares Outstanding                                                    (16,996,343)      (16,623,072)
                                                                                               =================  =================
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                         Six Months Ended
                                                         February 28, 1998                                Year Ended August 31,
                                                                               ___________________________________________________
PER SHARE DATA:                                            (Unaudited)          1997         1996      1995      1994       1993
                                                          _______________      ______       ______    ______    ______     ______
    Net asset value, beginning of period.                     $12.55           $12.23       $12.41    $12.39    $13.68      $13.17
                                                              ______           ______       ______    ______    ______      ______
    Investment Operations:
    Investment income-net                                        .32              .67          .69       .72       .75         .79
    Net realized and unrealized gain (loss)
      on investments                                             .27              .33         (.18)      .09      (.96)        .79
                                                              ______           ______       ______    ______    ______      ______
    Total from Investment Operations                             .59             1.00          .51       .81      (.21)       1.58
                                                              ______           ______       ______    ______    ______      ______
    Distributions:
    Dividends from investment income-net                        (.32)            (.67)        (.69)     (.72)     (.75)       (.79)
    Dividends from net realized gain on investments             (.07)            (.01)          .-      (.07)     (.33)       (.28)
                                                              ______           ______       ______    ______    ______      ______
    Total Distributions                                         (.39)            (.68)        (.69)     (.79)    (1.08)      (1.07)
                                                              ______           ______       ______    ______    ______      ______
    Net asset value, end of period                            $12.75           $12.55       $12.23    $12.41    $12.39      $13.68
                                                              ======           ======       ======    ======    ======      ======
TOTAL INVESTMENT RETURN                                         9.76%(1)         8.24%        4.16%     6.93%    (1.63%)     12.62%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                      .72%(1)          .71%         .71%      .70%      .68%        .69%
    Ratio of net investment income
      to average net assets                                     5.09%(1)         5.39%        5.57%     5.94%     5.80%       5.96%
    Portfolio Turnover Rate                                    35.78%(2)        66.89%       64.48%    51.55%    36.25%      45.37%
    Net Assets, end of period (000's Omitted)             $3,295,123       $3,454,776   $3,572,286$3,963,734$4,008,477. $4,724,389
(1)    Annualized.
(2)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-Significant Accounting Policies:
    Dreyfus Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-Bank Line of Credit:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings.
    The average daily amount of borrowings outstanding during the period ended February 28, 1998 was approximately $74,586, with a related weighted average annualized interest rate of 6.25%.

Dreyfus Municipal Bond Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)
NOTE 3-Management Fee and Other Transactions With Affiliates:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. However, pursuant to the court approved settlement of previously disclosed litigation, commencing October 15, 1988, the Manager has agreed to make payments to the Fund for ten years, ranging from $0 to $1 million per year depending on average daily net assets of the Fund. The management fee during the period ended February 28, 1998 was reduced by $100,000 pursuant to the settlement of litigation.
    The Manager had undertaken from September 1, 1997 through January 14,
1998, to reduce the management fees paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (excluding 12b-1 distribution plan fees, taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses) exceed an annual rate of 1.50% of the value of the Fund's average daily net assets. The Manager has currently undertaken from January 15, 1998 to reduce the management fees paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (excluding certain expenses as described above) exceed an annual rate of .74 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $65,277 during the period ended February 28, 1998.
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 1998, the Fund was charged $1,268,594 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended February 28, 1998, the Fund was charged $512,258 pursuant to the transfer agency agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.
    (d) A .10% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemption through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance, During the period ended February 28, 1998, the redemption fees amounted to $92,705.
NOTE 4-Securities Transactions:
    (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 1998 amounted to $1,188,997,656 and $1,320,906,047, respectively.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.
When the contracts are closed, the Fund recognizes a realized gain or loss. Dreyfus Municipal Bond Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)
These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At February 28, 1998, there were no financial futures contracts outstanding.
    (b) At February 28, 1998, accumulated net unrealized appreciation on investments was $177,911,155, consisting of $200,875,869 gross unrealized appreciation and $22,964,714 gross unrealized depreciation.
    At February 28, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Registration Mark
[Dreyfus lion "d" logo]
DREYFUS MUNICIPAL BOND FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                            054SA982
Registration Mark
[Dreyfus logo]
Municipal Bond
Fund, Inc.
Semi-Annual
Report
February 28, 1998